[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) HIGH
                    INCOME FUND
                    SEMIANNUAL REPORT O JULY 31, 1999




            --------------------------------------------------------
              Diversifying your investment portfolio (see page 38)
            --------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 30
MFS' Year 2000 Readiness Disclosure ....................................... 37
Trustees and Officers ..................................................... 41

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Dear Shareholders, It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past months than they had for the previous year or so. These companies appear to have benefited from signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large- company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

August 14, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]

For the six months ended July 31, 1999, Class A shares of the Fund provided a total return of 3.28%, Class B shares 2.93%, Class C shares 2.92%, and Class I shares 3.24%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 1.11% return for the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt. The Fund's returns also compare to a 1.95% return for the average high current yield fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. HOW HAS THE ECONOMIC ENVIRONMENT AFFECTED THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A. The continued strength of the U.S. economy and the recovery of many international markets have helped the high-yield bond market to rebound in 1999, so the Fund has performed relatively well. Historically, moderate growth and low inflation in the United States has been a good climate for owning high-yield bonds because there are relatively fewer credit problems, such as defaults and bond rating reductions, than in a weaker environment. As a result, investor confidence in this market seems to have strengthened because companies issuing high-yield bonds have generated strong cash flows, which has enhanced their credit worthiness.

Q.  WHAT OPPORTUNITIES IS THIS ENVIRONMENT PRESENTING TO THE PORTFOLIO?

A. In our view, telecommunications companies continue to offer some of the best opportunities for the Fund. Since the industry was deregulated in 1996, several companies have issued high-yield bonds to help pay for the development of their communications networks or to help finance mergers and acquisitions. We have focused on companies that are building fiber-optic networks to compete for local, long distance, and, most importantly, Internet traffic, the fastest-growing segment. Specifically, a large portion of our holdings is in competitive local exchange companies (CLECs). These companies build fiber-optic networks in metropolitan areas and offer an array of telecommunications services that allow them to compete with the Baby Bells for business customers. We believe the reason that many of these CLECs have grown is because their fiber-optic networks offer a low-cost, high-quality alternative for many of their customers. These companies typically have had very good management teams who joined these companies after spending many years with larger companies like AT&T and MCI. Many of these CLECs have helped the Fund's performance during the past six months.

Q. COULD YOU MENTION SOME SPECIFIC COMPANIES THAT HAVE HELPED THE FUND'S PERFORMANCE?

A. MetroNet, a CLEC in Canada, has performed quite well, particularly after it announced that it was being acquired by AT&T of Canada. The portfolio also has a position in Global Crossing, which has grown rapidly as it has acquired other companies and put together integrated communications networks. Finally, our position in Nextel Communications, a company that provides a variety of telecommunications services, continues to increase in value after Microsoft announced earlier this year that it is investing $600 million in the company.

Q.  WHAT OTHER SECTORS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE?

A. We have invested in several companies that manufacture building products. These companies make products that are used to renovate and remodel existing houses. Not only have new housing starts been extremely strong but, more importantly, sales of existing homes are at an all-time high of about 5.5 million units. This trend usually increases the revenue prospects of these types of companies because when people buy houses, they often renovate and remodel them. One example is Synthetic Industries, which is a large producer of the backing material on the bottom of carpets. The strong economy also has provided many airlines with the financial means to upgrade their aircraft. We are focusing on companies in the aerospace industry that make most of their money on remodeling and renovating existing aircraft. Two examples are BE Aerospace, which has a 70% market share of all seal and galley equipment put on Boeing and Lockheed airplanes, and K&F Industries, which has a 30% market share of the braking systems used on most domestic aircrafts.

Q.  WHAT TYPES OF SECTORS HAVE YOU AVOIDED?

A. We did not find much value in the energy sector, especially in oil companies. We believe the yields these companies offered did not compensate investors for the cyclical risks inherent in the oil industry. Although oil prices have rebounded from $12 per barrel to about $19 in recent months, the $12 price significantly hurt some of the smaller, riskier oil exploration and production companies. In our view, these companies are not worth the amount of volatility they would bring to the portfolio.

Q.  HISTORICALLY, YOU HAVE STAYED AWAY FROM EMERGING MARKET DEBT. WHY?

A. There are two reasons. First, our expertise is in bottom-up analysis of companies, and we have used this approach to invest in the high-yield market since 1978. Emerging market debt analysis is very different. These securities are more driven by external factors, which means they are subject to additional types of political and macroeconomic risks. Investing in emerging market debt requires a much different set of skills and experience than those used to analyze companies. In addition, it has been a much more volatile asset class than the high-yield market. Therefore, we historically have had less than 2% of our assets in emerging market debt.

    Instead, we have focused the international portion of the Fund primarily on Europe. We like telecommunications and media companies such as NTL, which offers cable and telephone services to homes in the United Kingdom. Europe was slower to deregulate these industries than the United States, but we are now seeing more bonds issued by cable and telecommunications companies for development in Germany, France, Spain, and the United Kingdom.

Q.  GOING FORWARD, DO YOU EXPECT THE HIGH-YIELD MARKET TO REMAIN ATTRACTIVE?

A. We believe the high-yield market will continue to offer good value through the second half of the year. One tool we use to determine value in the high-yield markets is to look at the yield difference, or spread, between high-yield bonds and U.S. Treasury securities. Currently, high-yield bonds yield about 11% compared to roughly 6% for Treasury securities. This higher yield is meant to compensate investors for the risks associated with investing in high-yield bonds. The last time the spread between high-yield bonds and Treasury securities was this dramatic was in 1991, when the economy was slowly coming out of a recession and default rates were over 3%. In 1999 the spread is virtually the same. However the general strength of the nation's economy has reduced the level of risk associated with high-yield investments because the ability of companies to repay their debt has improved. In our view, this economic trend should continue.

/s/ Robert J. Manning
    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME
   STRATEGIST, DIRECTOR OF FIXED INCOME RESEARCH, AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

   MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME
   STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999.
   HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS HIGH CURRENT INCOME BY INVESTING
                                PRIMARILY IN A PROFESSIONALLY MANAGED
                                DIVERSIFIED PORTFOLIO OF FIXED- INCOME
                                SECURITIES, SOME OF WHICH MAY INVOLVE EQUITY
                                FEATURES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        FEBRUARY 17, 1978

  CLASS INCEPTION:              CLASS A  FEBRUARY 17, 1978
                                CLASS B  SEPTEMBER 27, 1993
                                CLASS C  JANUARY 3, 1994
                                CLASS I   JANUARY 2, 1997

  SIZE:                         $1.5 BILLION NET ASSETS AS OF JULY 31, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH JULY 31, 1999

CLASS A

                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +3.28%        -0.02%       +29.43%       +59.88%      +148.73%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --         -0.02%       + 8.98%       + 9.84%      +  9.54%
------------------------------------------------------------------------------------------------------------
SEC Results                                      --         -4.77%       + 7.23%       + 8.77%      +  9.01%
------------------------------------------------------------------------------------------------------------

CLASS B

                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +2.93%        -0.72%       +26.71%       +53.93%      +137.82%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --         -0.72%       + 8.21%       + 9.01%      +  9.05%
------------------------------------------------------------------------------------------------------------
SEC Results                                      --         -4.37%       + 7.36%       + 8.72%      +  9.05%
------------------------------------------------------------------------------------------------------------

CLASS C

                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +2.92%        -0.72%       +26.95%       +54.07%      +139.14%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --         -0.72%       + 8.28%       + 9.03%      +  9.11%
------------------------------------------------------------------------------------------------------------
SEC Results                                      --         -1.63%       + 8.28%       + 9.03%      +  9.11%
------------------------------------------------------------------------------------------------------------

CLASS I

                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +3.24%        +0.27%       +30.22%       +60.83%      +150.32%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --         +0.27%       + 9.20%       + 9.97%      +  9.61%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 1999

QUALITY RATINGS (U.S. PORTION ONLY)
Source: Standard & Poor's and Moody's

"BB"                16.1%
"B"                 71.9%
"CCC"                9.8%
"D"                  0.2%
Not Rated            1.7%
"BBB"                0.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 1999

Bonds - 91.5%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 80.7%
  Aerospace - 4.2%
    Airplane Pass-Through Trust, 10.875s, 2019+                      $  5,250           $    5,251,733
    Argo Tech Corp., 8.625s, 2007                                      11,250               10,577,812
    BE Aerospace, Inc., 9.875s, 2006                                    7,150                7,257,250
    BE Aerospace, Inc., 8s, 2008                                        2,550                2,384,250
    BE Aerospace, Inc., 9.5s, 2008                                      1,550                1,565,500
    K & F Industries, Inc., 9.25s, 2007                                 8,800                8,668,000
    L-3 Communications Corp., 10.375s, 2007                             4,440                4,689,750
    L-3 Communications Corp., 8s, 2008                                  3,200                3,056,000
    L-3 Communications Corp., 8.5s, 2008                                3,750                3,689,062
    MOOG, Inc., 10s, 2006                                               9,515                9,752,875
    Stellex Industries, Inc., 9.5s, 2007                                1,540                1,310,925
    United Defense Industries, Inc., 8.75s, 2007                        2,410                2,376,863
                                                                                        --------------
                                                                                        $   60,580,020
------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Motors & Gears, Inc., 10.75s, 2006                               $  5,000           $    5,000,000
------------------------------------------------------------------------------------------------------
  Building Materials - 3.6%
    AAF-McQuay, Inc., 8.875s, 2003                                   $  7,125           $    6,875,625
    American Standard, Inc., 7.375s, 2008                               1,475                1,401,250
    Building Materials Corp., 8.625s, 2006                             12,890               12,632,200
    Building Materials Corp., 8s, 2007                                  3,000                2,850,000
    Formica Corp., 10.875s, 2009##                                      6,575                6,377,750
    MMI Products, Inc., 11.25s, 2007##                                  4,840                4,924,700
    Nortek, Inc., 9.875s, 2004                                          1,392                1,419,840
    Nortek, Inc., 9.25s, 2007                                           7,925                7,984,437
    Schuff Steel Co., 10.5s, 2008                                       3,170                2,936,213
    UDC Homes, Inc., 0s, 2000                                              30                   16,650
    Williams Scotsman, Inc., 9.875s, 2007                               4,525                4,558,937
                                                                                        --------------
                                                                                        $   51,977,602
------------------------------------------------------------------------------------------------------
  Business Services - 1.6%
    Anacomp, Inc., 10.875s, 2004                                     $  6,175           $    6,437,438
    Iron Mountain, Inc., 10.125s, 2006                                 10,275               10,660,312
    Pierce Leahy Corp., 11.125s, 2006                                   1,977                2,154,930
    Pierce Leahy Corp., 9.125s, 2007                                    3,225                3,225,000
    Unisys Corp., 12s, 2003                                               350                  381,500
                                                                                        --------------
                                                                                        $   22,859,180
------------------------------------------------------------------------------------------------------
  Chemicals - 2.6%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009##                    $  8,725           $    8,725,000
    Lyondell Chemical Co., 9.625s, 2007##                               6,200                6,277,500
    Lyondell Chemical Co., 9.875s, 2007##                               2,305                2,328,050
    Lyondell Petrochemical Co., 8.875s, 2006 (Bank Debt)                3,990                4,029,900
    Sterling Chemicals Holdings, Inc., 0s to 2001,
      13.5s to 2008                                                     2,360                  708,000
    Sterling Chemicals, Inc., 11.75s, 2006                              6,325                4,807,000
    Sterling Chemicals, Inc., 12.375s, 2006                             5,650                5,777,125
    Sterling Chemicals, Inc., 11.25s, 2007                              5,775                4,504,500
                                                                                        --------------
                                                                                        $   37,157,075
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.7%
    American Safety Razor Co., 9.875s, 2005                          $  7,060           $    7,130,600
    General Binding Corp., 9.375s, 2008                                 5,700                5,365,125
    Kindercare Learning Centers, Inc., 9.5s, 2009                       5,250                5,118,750
    Polymer Group, Inc., 9s, 2007                                       1,890                1,847,475
    Polymer Group, Inc., 8.75s, 2008                                    3,000                2,902,500
    Remington Products Co. LLC, 11s, 2006                               2,690                2,252,875
    Revlon Consumer Products Corp., 8.125s, 2006                        9,190                8,087,200
    Samsonite Corp., 10.75s, 2008                                      10,815                9,192,750
    Simmons Co., 10.25s, 2009##                                         2,990                3,049,800
    Synthetic Industries, Inc., 9.25s, 2007                             8,290                8,538,700
                                                                                        --------------
                                                                                        $   53,485,775
------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 5.4%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                $  8,100           $    8,343,000
    Atlantis Plastics, Inc., 11s, 2003                                  3,875                3,913,750
    Ball Corp., 8.25s, 2008                                                90                   88,875
    Buckeye Cellulose Corp., 8.5s, 2005                                 1,250                1,243,750
    Buckeye Cellulose Corp., 9.25s, 2008                                3,875                3,952,500
    Buckeye Technologies, Inc., 8s, 2010                                3,225                3,096,000
    Consolidated Contaniner Co., LLC, 10.125s, 2009##                   1,725                1,755,188
    Gaylord Container Corp., 9.75s, 2007                               12,750               12,303,750
    Gaylord Container Corp., 9.875s, 2008                               5,515                5,046,225
    Graham Packaging/GPC Capital Co., 8.75s, 2008                       3,930                3,812,100
    Packaging Corp. of America, 9.625s, 2009##                          3,700                3,764,750
    Riverwood International Corp., 10.25s, 2006                         3,000                3,045,000
    Riverwood International Corp., 10.875s, 2008                        4,575                4,529,250
    Silgan Holdings, Inc., 9s, 2009                                     5,650                5,593,500
    Speciality Paperboard, Inc., 9.375s, 2006##                         5,350                5,430,250
    U.S. Can Corp., 10.125s, 2006##                                     5,700                5,999,250
    U.S. Timberlands, 9.625s, 2007                                      7,060                7,104,125
                                                                                        --------------
                                                                                        $   79,021,263
------------------------------------------------------------------------------------------------------
  Energy - 4.9%
    AmeriGas Partners LP, 10.125s, 2007                              $  3,400           $    3,536,000
    Cheasapeake Energy Corp., 9.625s, 2005                             13,460               12,315,900
    Clark Refining & Marketing, Inc., 8.625s, 2008                      4,900                4,587,625
    Clark USA, Inc., 10.875s, 2005                                      3,890                3,355,125
    Continental Resources, Inc., 10.25s, 2008                           8,150                5,990,250
    Forest Oil Corp., 10.5s, 2006                                       9,050                9,276,250
    Giant Industries, Inc., 9s, 2007                                      100                   92,500
    HS Resources, Inc., 9.25s, 2006                                     7,975                8,009,750
    Ocean Energy, Inc., 8.875s, 2007                                      900                  909,000
    P&L Coal Holdings Corp., 8.875s, 2008                               4,100                4,038,500
    P&L Coal Holdings Corp., 9.625s, 2008                              11,950               11,920,125
    Pool Energy Services Co., 8.625s, 2008                              1,955                2,023,425
    Pride International, Inc., 10s, 2009                                4,250                4,356,250
                                                                                        --------------
                                                                                        $   70,410,700
------------------------------------------------------------------------------------------------------
  Entertainment - 1.4%
    American Skiing Co., 12s, 2006                                   $  5,300           $    4,809,750
    Cinemark USA, Inc., 9.625s, 2008                                    8,950                8,681,500
    Regal Cinemas Inc., 9.5s, 2008                                      7,140                6,426,000
                                                                                        --------------
                                                                                        $   19,917,250
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Americo Life, Inc., 9.25s, 2005                                  $  2,050           $    2,088,437
    Merrill Lynch Mortgage Investors, Inc., 8.372s, 2022+               4,500                4,194,844
    Willis Corroon Corp., 9s, 2009##                                   14,625               13,893,750
                                                                                        --------------
                                                                                        $   20,177,031
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    Vlasic Foods International Inc., 10.25s, 2009##                  $  4,525           $    4,389,250
------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 3.8%
    Boyd Gaming Corp., 9.5s, 2007                                    $  6,585           $    6,486,225
    Coast Hotels & Casinos, Inc., 9.5s, 2009##                          7,950                7,632,000
    Eldorado Resorts LLC, 10.5s, 2006                                   5,455                5,802,756
    Hollywood Park, Inc., 9.25s, 2007                                   4,850                4,704,500
    Isle of Capri Casinos, Inc., 8.75s, 2009##                          3,870                3,579,750
    Lady Luck Gaming Corp., 11.875s, 2001                               2,015                2,045,225
    Park Place Entertainment Corp., 7.875s, 2005                        7,550                7,172,500
    Prime Hospitality Corp., 9.75s, 2007                                4,795                4,747,050
    Red Roof Inns, Inc., 9.625s, 2003                                   3,630                3,716,213
    Santa Fe Hotel, Inc., 11s, 2000                                     5,295                5,030,250
    Station Casinos, Inc., 8.875s, 2008                                 3,750                3,675,000
                                                                                        --------------
                                                                                        $   54,591,469
------------------------------------------------------------------------------------------------------
  Industrial - 7.0%
    Allied Waste North America Inc., 10s, 2009##                     $  9,000           $    8,887,500
    Columbus Mckinnon Corp., 8.5s, 2008                                 5,375                5,334,687
    Day International Group, Inc., 11.125s, 2005                        3,670                3,890,200
    Dura Operating Corp., 9s, 2009##                                    4,775                4,584,000
    Envirosource, Inc., 9.75s, 2003##                                   4,000                2,670,000
    Fairfield Manufacturing Co., Inc., 9.625s, 2008##                   7,605                7,376,850
    Federal Mogul Corp., 7.5s, 2009##                                   4,775                4,400,067
    Furon Co., 8.125s, 2008##                                           4,800                4,536,000
    Hayes Wheels International, Inc., 11s, 2006                         5,400                5,872,500
    Hayes Wheels International, Inc., 9.125s, 2007                      5,875                5,875,000
    Haynes International, Inc., 11.625s, 2004                           6,825                6,449,625
    IMO Industries, Inc., 11.75s, 2006                                  7,825                8,431,437
    International Knife & Saw, Inc., 11.375s, 2006                      2,060                1,890,050
    Johnstown America Industries, 11.75s, 2005                          2,670                2,800,163
    Newcor, Inc., 9.875s, 2008                                          6,450                5,805,000
    Numatics, Inc., 9.625s, 2008                                        1,440                1,234,800
    Oxford Automotive, Inc., 10.125s, 2007                              4,025                4,105,500
    Simonds Industries, Inc., 10.25s, 2008                              5,825                5,621,125
    Talon Automotive Group, Inc., 9.625s, 2008                            375                  322,500
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008               12,375                5,878,125
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                6,250                5,828,125
                                                                                        --------------
                                                                                        $  101,793,254
------------------------------------------------------------------------------------------------------
  Media - 14.9%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                 $  2,575           $    2,134,031
    Adelphia Communications Corp., 8.375s, 2008                         9,225                8,809,875
    Allbritton Communications Co., 9.75s, 2007                          4,775                4,822,750
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008##            8,000                5,300,000
    Avalon Cable of Michigan, 9.375s, 2008##                            2,000                2,015,000
    Big Flower Press Holdings, Inc., 8.875s, 2007                       4,430                4,191,887
    Big Flower Press Holdings, Inc., 8.625s, 2008                       2,225                2,124,875
    Bresnan Communications Group, 8s, 2009##                            4,775                4,751,125
    Bresnan Communications Group, 0s to 2004, 9.25 to 2009##            3,475                2,276,125
    Century Communications Corp., 0s, 2008                                100                   43,000
    Chancellor Media Corp., 8.125s, 2007                                1,550                1,511,250
    Chancellor Media Corp., 8.75s, 2007                                 4,135                4,072,975
    Chancellor Media Corp., 8s, 2008                                    7,975                7,735,750
    Charter Commerce Holdings LLC, 0s to 2004, 9.92s to 2011##          3,750                2,278,125
    Charter Communications Holdings, 8.25s, 2007##                     13,175               12,516,250
    Classic Cable, Inc., 9.875s, 2008##                                 2,975                3,041,938
    Classic Communications, Inc., 0s to 2003, 13.25s to 2009##          3,000                1,995,000
    CSC Holdings, Inc., 9.25s, 2005                                     1,150                1,201,750
    CSC Holdings, Inc., 8.125s, 2009                                    5,000                4,955,450
    Cumulus Media, Inc., 10.375s, 2008                                  3,525                3,683,625
    Digital Television Services, Inc., 12.5s, 2007                      7,100                7,916,500
    Echostar Dbs Corp., 9.375s, 2009##                                  9,650                9,722,375
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                        5,285                5,496,400
    FrontierVision Holding LP, 0s to 2001, 11.87s to 2007               1,445                1,249,925
    FrontierVision Holdings LP, 0s to 2001, 11.875s to 2007             1,150                  976,063
    Frontiervision Operating Partnership LP, 11s, 2006                  7,575                8,237,812
    Golden Books Publishing, Inc., 7.65s, 2002**                        7,285                3,223,613
    Granite Broadcasting Corp., 10.375s, 2005                           4,600                4,669,000
    Granite Broadcasting Corp., 8.875s, 2008                            3,500                3,395,000
    Hollinger International Publishing, Inc., 9.25s, 2007               9,075                9,279,187
    Intermedia Capital Partners IV, LP, 11.25s, 2006                    4,340                4,925,900
    Lenfest Communications, Inc., 10.5s, 2006                           6,990                8,038,500
    Liberty Group Operating, Inc., 9.375s, 2008                         4,770                4,531,500
    LIN Holdings Corp., 0s to 2003, 10s to 2008                         1,500                1,005,000
    LIN Televison Corp., 8.375s, 2008                                   5,300                5,088,000
    Mail-Well I Corp., 8.75s, 2008                                      3,900                3,763,500
    Marvel Holdings, Inc., 0s, 1999**                                  11,125                        0
    NTL Communications Corp., 0s to 2003, 12.375s to 2006              16,100               11,028,500
    NTL, Inc., 0s to 2003, 9.75s to 2008##                              1,290                  875,588
    Outdoor Systems, Inc., 8.875s, 2007                                 1,050                1,092,000
    Rogers Cablesystems, Inc., 9.625s, 2002                               913                  952,944
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                11,125                5,785,000
    Transwestern Publishing, 9.625s, 2007                               3,150                3,102,750
    TV Guide Inc., 8.125s, 2009##                                         750                  708,750
    United International Holdings, Inc., 10.75s, 2008                  15,125                8,772,500
    United Pan Europe, 10.875s, 2009                                   12,540               12,571,350
    World Color Press, Inc., 8.375s, 2008                               4,550                4,618,250
    World Color Press, Inc., 7.75s, 2009                                3,475                3,466,312
    Young Broadcasting, Inc., 8.75s, 2007                               1,850                1,822,250
                                                                                        --------------
                                                                                        $  215,775,250
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.2%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008##              $  6,410           $    3,365,250
    Fresenius Medical Care Capital Trust, 7.875s, 2008                  2,400                2,244,000
    Prime Medical Services, Inc., 0s to 2008, 11.125s, 8.75s, 2008      5,985                5,835,375
    Tenet Healthcare Corp., 8.125s, 2008                                6,875                6,445,313
                                                                                        --------------
                                                                                        $   17,889,938
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 4.3%
    Acme Metals, Inc., 10.875s, 2007                                 $  2,675           $      401,250
    AK Steel Holdings Corp., 9.125s, 2006                               3,635                3,753,137
    AK Steel Holdings Corp., 7.875s, 2009##                             1,050                1,018,500
    Algoma Steel, Inc., 12.375s, 2005                                   8,469                8,384,310
    Commonwealth Aluminum Corp., 10.75s, 2006                           5,050                5,151,000
    Doe Run Resources Corp., 11.25s, 2005                               4,750                4,251,250
    Jorgansen Bank, 8.625s, 2004                                        4,938                4,894,297
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                      3,550                3,558,875
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                      8,885                8,973,850
    Keystone Consolidated Industries, Inc., 9.625s, 2007                3,100                3,018,625
    Metal Management, Inc., 10s, 2008                                   7,700                6,006,000
    Northwestern Steel & Wire Co., 9.5s, 2001                           4,809                3,486,525
    Ryerson Tull, Inc., 9.125s, 2006                                    1,050                1,106,408
    WCI Steel, Inc., 10s, 2004                                          5,450                5,613,500
    Weirton Steel Corp., 10.75s, 2005                                   1,975                1,876,250
    Wheeling Pittsburgh Corp., 9.25s, 2007                                600                  576,000
                                                                                        --------------
                                                                                        $   62,069,777
------------------------------------------------------------------------------------------------------
  Municipals
    Mesa County, CO, 8.5s, 2006                                      $    750           $      525,000
------------------------------------------------------------------------------------------------------
  Retail - 2.0%
    Affinity Group Holding, Inc., 11s, 2007                          $  2,000           $    2,000,000
    Cole National Group, Inc., 8.625s, 2007                                15                   11,850
    Finlay Enterprises, Inc., 9s, 2008                                  2,250                2,143,125
    Finlay Fine Jewelry Corp., 8.375s, 2008                             5,725                5,610,500
    J Crew Group, Inc., 0s to 2002, 13.125s to 2008                     5,130                3,052,350
    J Crew Operating Corp., 10.375s, 2007                               6,265                6,280,663
    Musicland Group, Inc., 9s, 2003                                     2,160                2,149,200
    Musicland Group, Inc., 9.875s, 2008                                 4,475                4,452,625
    Southland Corp., 5s, 2003                                           4,675                4,043,875
                                                                                        --------------
                                                                                        $   29,744,188
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Jitney-Jungle Stores of America, Inc., 12s, 2006                 $ 10,750           $    8,600,000
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007                  500                  200,000
    Pathmark Stores Inc., 0s to 1999, 10.75s to 2003                      465                  455,700
    Penn Traffic Co., 11s, 2009                                           571                  525,066
                                                                                        --------------
                                                                                        $    9,780,766
------------------------------------------------------------------------------------------------------
  Telecommunications - 16.7%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008##                                               $  5,475           $    3,531,375
    Allegiance Telecommunications, Inc., 12.875s, 2008##                4,000                4,380,000
    American Celluar Corp., 10.5s, 2008                                 3,100                3,177,500
    AMSC Acquisition Co., Inc., 12.25s, 2008                            3,570                2,873,850
    Caprock Communications Corp., 11.5s, 2009##                         5,975                6,034,750
    Centennial Cellular Operating Co., 10.75s, 2008##                   9,475                9,759,250
    Crown Castle International Corp., 9s, 2011##                        5,700                5,472,000
    Cybernet Internet Services International, 14s, 2009                 6,125                6,186,250
    Dialog Corporation PLC, 11s, 2007                                   5,410                5,011,012
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                       9,675                3,289,500
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007                       2,825                2,058,719
    Exodus Communications, Inc., 11.25s, 2008                           5,150                5,150,000
    GCI, Inc., 9.75s, 2007                                              2,345                2,309,825
    Global Crossings Holdings Ltd., 9.625s, 2008                        7,600                7,866,000
    Globenet Communications Group, 13s, 2007                            4,760                4,736,200
    Hyperion Telecommunications, 12s, 2007##                            6,440                6,536,600
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                       9,325                7,646,500
    Intermedia Communications, Inc., 8.875s, 2007                       5,460                4,995,900
    Intermedia Communications Inc., 8.5s, 2008                          1,000                  895,000
    ITC Deltacom, Inc., 11s, 2007                                       5,594                5,929,640
    ITC Deltacom, Inc., 9.75s, 2008                                     6,250                6,375,000
    Level 3 Communications, Inc., 9.125s, 2008                         16,160               15,271,200
    McCaw International Ltd., 0s to 2002, 13s to 2007                   3,225                1,999,500
    Metromedia Fiber Network, Inc., 10s, 2008                           6,075                6,135,750
    MJD Communications, Inc., 9.5s, 2008                                3,850                3,835,563
    Mobile Telecommunication Technologies Corp., 13.5s, 2002            5,740                6,543,600
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007              3,305                2,363,075
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008             14,375               10,098,437
    Nextel International, Inc., 0s to 2003, 12.125 to 2008              3,525                1,881,469
    Nextlink Communications, Inc., 9.625s, 2007                         3,025                2,934,250
    Nextlink Communications, Inc., 10.75s, 2009                        13,725               13,930,875
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009           3,100                1,782,500
    Northeast Optic Network, 12.75s, 2008                               2,350                2,491,000
    Orbital Imaging Corp., 11.625s, 2005                                  505                  459,550
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                 4,390                1,997,450
    Psinet, Inc., 11.5s, 2008                                           3,850                3,927,000
    Psinet, Inc., 11s, 2009##                                           9,380                9,286,200
    Rhythms Netconnections Inc., 12.75s, 2009##                           925                  851,000
    Rural Cellular Corp., 9.625s, 2008                                  3,200                3,300,000
    Spectrasite Holdings, Inc., 0s to 2003, 12s to
      2008##                                                            4,070                2,421,650
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to
      2009##                                                           14,650                8,039,187
    Sprint Spectrum LP, 11s, 2006                                         450                  506,394
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007                                                    6,115                3,202,731
    Time Warner Telecommunications LLC, 9.75s, 2008                     9,650                9,843,000
    Triton PCS, Inc., 0s to 2003, 11s to 2008                           2,645                1,778,763
    Verio, Inc., 10.375s, 2005                                          1,025                1,014,750
    Viatel, Inc., 11.25s, 2008                                          3,375                3,375,000
    Viatel, Inc., 0s to 2003, 12.5s to 2008                             1,875                1,171,875
    Western Wireless Corp., 10.5s, 2007                                 7,900                8,512,250
    Worldwide Fiber Inc., 12s, 2009##                                   9,930                9,805,875
                                                                                        --------------
                                                                                        $  242,974,765
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    El Paso Electric Co., 8.9s, 2006                                 $  4,645           $    5,005,824
    Esi Tractebel Acquisition Corp., 7.99s, 2011                        2,150                2,104,312
    International Utility Structures, 10.75s, 2008                      3,600                3,573,000
                                                                                        --------------
                                                                                        $   10,683,136
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $1,170,802,689
------------------------------------------------------------------------------------------------------

Foreign Bonds - 10.8%
  Bulgaria - 0.9%
    Hermes Europe Railtel BV, 10.375s, 2009
      (Telecommunications)                                           $  5,700           $    5,700,000
    Telei Europe BV, 13s, 2009 (Telecommunications)##                   6,575                6,936,625
                                                                                        --------------
                                                                                        $   12,636,625
------------------------------------------------------------------------------------------------------
  Canada - 1.7%
    Metronet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecommunications)##                                 $  6,000           $    4,856,340
    Metronet Communications Corp., 0s to 2003, 9.95s to
      2008 (Telecommunications)                                         2,570                1,955,333
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                 4,860                3,693,600
    Repap New Brunswick, Inc., 9s, 2004 (Container,
      Forest and Paper Products)                                        3,175                3,048,000
    Rogers Cablesystems, Inc., 10.125s, 2012
      (Telecommunications)                                              5,700                6,070,500
    Russel Metals Inc., 10s, 2009 (Industrial)                          4,900                4,875,500
                                                                                        --------------
                                                                                        $   24,499,273
------------------------------------------------------------------------------------------------------
  France - 0.2%
    Go Outdoor Systems Holdings, 10.5s, 2009
      (Industrial)                                                EUR   3,475           $    3,726,499
------------------------------------------------------------------------------------------------------
  Greece - 0.2%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                             $  2,950           $    2,655,000
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s to 2006 (Telecommunications)                 $ 11,540           $    8,597,300
------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Satelites Mexicanos SA De CV, 10.125s, 2004
      (Telecommunications)                                           $  5,675           $    4,525,813
------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Completel Europe NV, 0s to 2004, 14s to 2009
      (Telecommunications)##                                         $  9,475           $    4,879,625
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                              8,675                9,022,000
                                                                                        --------------
                                                                                        $   13,901,625
------------------------------------------------------------------------------------------------------
  New Zealand - 0.1%
    Versatel Telecom International, 13.25s, 2008
      (Telecommunications)                                           $  2,250           $    2,340,000
------------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Jasmine Submarine Telecom Ltd., 8.483s, 2011
      (Industrial)##                                                 $  3,300           $    2,598,561
------------------------------------------------------------------------------------------------------
  United Kingdom - 5.7%
    Colt Telecommunications Group PLC, 0s to 2001,
      12s to 2006 (Telecommunications)                               $ 14,395           $   11,947,850
    Dolphin Telecom PLC, 11.5s, 2008
      (Telecommunications)                                             10,900                5,218,375
    Dolphin Telecom PLC, 0s to 2004, 14s to 2009##
      (Telecommunications)##                                            3,545                1,524,350
    Energis PLC, 9.75s, 2009 (Telecommunications)                       8,350                8,621,375
    Esat Telecom Group PLC, 11.875s, 2008
      (Telecommunications)                                              6,075                6,287,625
    Esat Telecom Group PLC, 0s to 2002, 12.5s to 2007
      (Telecommunications)                                              3,150                2,295,562
    Esprit Telecom Group PLC, 11.5s, 2007
      (Telecommunications)##                                            2,500                2,681,250
    Espirit Telecom Group PLC, 10.875s, 2008
      (Telecommunications)                                              2,100                2,121,000
    Jazztel PLC, 14s, 2009 (Telecommunications)##                       6,640                6,706,400
    NTL, Inc., 0s to 2004, 9.75s to 2009+                               6,600                6,469,456
    Ono Finance PLC, 13s, 2009 (Telecommunications)##                  12,105               12,589,200
    Telewest Communications PLC, 9.625s, 2006 (Media)                   6,005                6,185,150
    Telewest Communications PLC, 11.25s, 2008 (Media)                   2,000                2,340,000
    Telewest Communications PLC, 0s to 2004, 9.875s to
      2009 (Media)##                                                    3,940                2,442,800
    ZSC Specialty, 11s, 2009 (Chemicals)##                              4,250                4,281,875
                                                                                        --------------
                                                                                        $   81,712,268
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $  157,192,964
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,374,136,287)                                           $1,327,995,653
------------------------------------------------------------------------------------------------------

Stocks - 0.3%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
  Building Materials
    Atlantic Gulf Communities Corp.*+                                     690           $          561
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Ranger Industries, Inc.*++                                        266,768           $      275,038
------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 0.1%
    Gaylord Container Corp.*                                          320,500           $    2,463,844
------------------------------------------------------------------------------------------------------
  Media
    Classic Communications, Inc.*                                       9,000           $      150,000
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Penn Traffic Co.*                                                 108,453           $    1,070,973
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Viatel, Inc.*                                                      27,394           $    1,013,578
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,072,996)                                             $    4,973,994
------------------------------------------------------------------------------------------------------
                                                             Principal Amount
Convertible Bonds - 0.1%                                        (000 Omitted)
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Total Renal Care Holdings, Inc., 7s, 2009##                      $  1,405           $      913,250
------------------------------------------------------------------------------------------------------
  Retail
    Corporate Express, Inc., 4.5s, 2000                              $    450           $      433,125
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,336,763)                                   $    1,346,375
------------------------------------------------------------------------------------------------------

Preferred Stock - 3.5%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14%++*                                 8,898           $            0
------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Clark USA, Inc.*                                                    3,369           $    2,189,850
------------------------------------------------------------------------------------------------------
  Media - 1.0%
    CSC Holdings, Inc., 11.125% *                                      49,342           $    5,476,962
    Primedia, Inc., 8.625% *                                           88,550                8,500,889
                                                                                        --------------
                                                                                        $   13,977,851
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Supermarkets General Holdings Corp.++*                            323,098           $   11,995,013
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    Crown Castle International Corp.*                                   6,558           $    6,820,320
    E Spire Communications, Inc.                                          169                   72,670
    Global Crossing Holdings Ltd.                                      47,500                4,940,000
    Nextel Communications Inc.                                          2,055                2,126,925
    Nextel Communications, Inc. 13%*                                    2,148                2,298,360
    Rural Cellular Corp.                                                6,211                6,273,110
                                                                                        --------------
                                                                                        $   22,531,385
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $48,470,397)                                    $   50,694,099
------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.2%
------------------------------------------------------------------------------------------------------
  Media
    Granite Broadcasting Corp.                                          1,000           $       37,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    ICG Funding LLC, 3.75%*##                                          49,750           $    2,711,375
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $3,402,406)                         $    2,748,375
------------------------------------------------------------------------------------------------------

Warrants - 0.6%
------------------------------------------------------------------------------------------------------
    Allegiance Telecommunications, Inc.
      (Telecommunications)*                                             7,700           $       51,975
    American Mobile Satellite Corp.*##                                  3,570                  178,500
    CHC Helicopter Corp. (Transportation)*                             16,000                   32,000
    Colt Telecommunications Group PLC
      (Telecommunications)*##                                           6,376                4,159,511
    DTI Holdings, Inc. (Telecommunications)*                           48,375                      484
    Envirosource, Inc.*+                                                  238                      357
    Esat Holdings Ltd. (Telecommunications)*##                          2,825                  197,750
    Grand Palais Resorts (Gaming & Hotels)*##                         111,660                        0
    Hemmeter (Entertainment)*                                         111,660                        0
    ICO, Inc. (Energy)*                                               706,250                  430,812
    Jazztel PLC (Telecommunications)*##                                33,200                  597,600
    Knology Holdings, Inc. (Telecommunications)*##                      2,475                    4,970
    Loral Orion Network Systems, Inc., Expire
      (Telecommunications)*                                            16,775                  251,950
    McCaw International Ltd. (Telecommunications)*##                    7,225                    9,031
    Metronet Communications Corp.*##                                    3,250                  260,000
    Orbital Imaging Corp. (Telecommunications)*##                         505                   15,150
    Renaissance Cosmetics, Inc. (Consumer Goods and
      Services)*++                                                      7,189                        0
    Republic Health Corp. (Medical and Health
      Technology and Services)*                                         2,500                        0
    Versatel Telecom B.V. (Telecommunications)*                        10,925                1,802,625
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,897,229)                                            $    7,992,715
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.0%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 8/18/99                              $ 15,000           $   14,965,221
    Federal National Mortgage Assn., due 8/19/99                        7,000                6,982,815
    General Electric Capital Corp., due 8/02/99                         7,800                7,798,888
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   29,746,924
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,471,063,002)                                     $1,425,498,135

Other Assets, Less Liabilities - 1.8%                                                       26,595,026
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,452,093,161
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.
++ Affiliated issue as are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
JULY 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value:
    Unaffiliated issuers
     (identified cost, $1,450,734,047)                     $1,413,228,084
    Affiliated issuer (identified cost, $20,328,955)           12,270,051
                                                           --------------
      Total investments, at value
       (identified cost, $1,471,063,002)                   $1,425,498,135
  Cash                                                          2,161,203
  Receivable for Fund shares sold                               3,391,572
  Receivable for investments sold                              20,312,999
  Interest and dividends receivable                            30,651,771
  Other assets                                                     15,245
                                                           --------------
      Total assets                                         $1,482,030,925
                                                           --------------
Liabilities:
  Distributions payable                                    $    4,566,600
  Net payable for forward foreign currency exchange
    contracts closed or
    subject to master netting agreements                          272,192
  Payable for Fund shares reacquired                           16,382,917
  Payable for investments purchased                             8,007,264
  Payable to affiliates -
    Management fee                                                 36,177
    Shareholder servicing agent fee                                 8,022
    Distribution and service fee                                  414,507
    Administrative fee                                              1,140
  Accrued expenses and other liabilities                          248,945
                                                           --------------
      Total liabilities                                    $   29,937,764
                                                           --------------
Net assets                                                 $1,452,093,161
                                                           ==============

Net assets consist of:
  Paid-in capital                                          $1,670,955,002
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies           (45,831,295)
  Accumulated net realized loss on investments and
    foreign
    currency transactions                                    (166,873,842)
  Accumulated distributions in excess of net
    investment income                                          (6,156,704)
                                                           --------------
      Total                                                $1,452,093,161
                                                           ==============
Shares of beneficial interest outstanding                   282,492,954
                                                            ===========

Class A shares:
  Net asset value per share
    (net assets of $796,241,006 / 154,947,370 shares of
     beneficial interest outstanding)                          $5.14
                                                               =====
  Offering price per share (100 / 95.25)                       $5.40
                                                               =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $524,647,822 / 102,063,760 shares of
     beneficial interest outstanding)                          $5.14
                                                               =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $115,258,983 / 22,374,942 shares of
     beneficial interest outstanding)                          $5.15
                                                               =====

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $15,945,350 / 3,106,882 shares of
     beneficial interest outstanding)                          $5.13
                                                               =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 1999
------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                      $  69,651,207
    Dividends                                                           714,739
                                                                  -------------
      Total investment income                                     $  70,365,946
                                                                  -------------
  Expenses -
    Management fee                                                $   3,204,652
    Trustees' compensation                                               37,914
    Shareholder servicing agent fee                                     739,910
    Distribution and service fee (Class A)                            1,195,865
    Distribution and service fee (Class B)                            2,540,165
    Distribution and service fee (Class C)                              534,883
    Administrative fee                                                  101,364
    Custodian fee                                                       172,999
    Printing                                                             43,086
    Postage                                                              76,699
    Legal fees                                                            2,273
    Miscellaneous                                                       474,367
                                                                  -------------
      Total expenses                                              $   9,124,177
    Fees paid indirectly                                               (170,311)
                                                                  -------------
      Net expenses                                                $   8,953,866
                                                                  -------------
        Net investment income                                     $  61,412,080
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $  (1,276,638)
    Foreign currency transactions                                       542,011
                                                                  -------------
      Net realized loss on investments and foreign
        currency transactions                                     $    (734,627)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (16,638,029)
    Translation of assets and liabilities in foreign
       currencies                                                      (425,620)
                                                                  -------------
      Net unrealized loss on investments and foreign
         currency translations                                    $ (17,063,649)
                                                                  -------------
        Net realized and unrealized loss on investments
         and foreign                                              $ (17,798,276)
                                                                  -------------
          Increase in net assets from operations                  $  43,613,804
                                                                  =============
See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                              JULY 31, 1999              JANUARY 31, 1999
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   61,412,080                $  106,043,440
  Net realized loss on investments and foreign
    currency transactions                                          (734,627)                  (17,292,751)
  Net unrealized loss on investments and foreign
    currency translations                                       (17,063,649)                  (69,417,161)
                                                             --------------                --------------
    Increase in net assets from operations                   $   43,613,804                $   19,333,528
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (36,905,103)               $  (64,963,363)
  From net investment income (Class B)                          (21,714,516)                  (34,576,764)
  From net investment income (Class C)                           (4,556,486)                   (5,923,315)
  From net investment income (Class I)                             (537,170)                     (579,998)
  In excess of net investment income (Class A)                   --
                                                                                               (1,294,009)
  In excess of net investment income (Class B)                   --
                                                                                                 (688,737)
  In excess of net investment income (Class C)                   --
                                                                                                 (117,987)
  In excess of net investment income (Class I)                   --
                                                                                                  (11,553)
                                                             --------------                --------------
    Total distributions declared to shareholders             $  (63,713,275)               $ (108,155,726)
                                                             --------------                --------------
Net increase in net assets from Fund share transactions      $   98,380,446                $  247,514,049
                                                             --------------                --------------
      Total increase in net assets                           $   78,280,975                $  158,691,851
Net assets:
  At beginning of period                                      1,373,812,186                 1,215,120,335
                                                             --------------                --------------
At end of period (including accumulated distributions
  in excess of net investment income of $6,156,704 and
  $3,855,509, respectively)                                  $1,452,093,161                $1,373,812,186
                                                             ==============                ==============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                             SIX MONTHS ENDED         ------------------------------------------------------------------------
                                JULY 31, 1999              1999            1998            1997            1996           1995
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $ 5.21            $ 5.62          $ 5.35          $ 5.24          $ 4.84         $ 5.50
                                       ------            ------          ------          ------          ------         ------

Income from investment operations# -
  Net investment income                $ 0.23            $ 0.46          $ 0.47          $ 0.47          $ 0.45         $ 0.44
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.06)            (0.40)           0.27            0.10            0.39          (0.66)
                                       ------            ------          ------          ------          ------         ------
      Total from investment
        operations                     $ 0.17            $ 0.06          $ 0.74          $ 0.57          $ 0.84         $(0.22)
                                       ------            ------          ------          ------          ------         ------

Less distributions declared to shareholders -
  From net investment income           $(0.24)           $(0.46)         $(0.47)         $(0.46)         $(0.44)        $(0.43)
  In excess of net investment
    income                               --               (0.01)           --              --              --             --
  From net realized gain on
    investments and foreign
    currency transactions                --                --              --              --              --            (0.01)
                                       ------            ------          ------          ------          ------         ------

      Total distributions
        declared to shareholders       $(0.24)           $(0.47)         $(0.47)         $(0.46)         $(0.44)        $(0.44)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of period        $ 5.14            $ 5.21          $ 5.62          $ 5.35          $ 5.24         $ 4.84
                                       ======            ======          ======          ======          ======         ======
Total return(+)                          3.28%++           1.06%          14.63%          11.52%          17.97%         (3.95)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.99%+            0.99%           1.01%           1.02%           1.00%          0.99%
  Net investment income                  8.93%+            8.62%           8.56%           8.92%           8.83%          8.65%
Portfolio turnover                         47%              135%            137%             87%             59%            59%
Net assets at end of period
 (000,000 omitted)                       $796              $792            $766            $672            $620           $524

 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JANUARY 31,
                              SIX MONTHS ENDED         -----------------------------------------------------------------------
                                 JULY 31, 1999              1999            1998            1997            1996          1995
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period   $ 5.21            $ 5.62          $ 5.35          $ 5.24          $ 4.84        $ 5.50
                                        ------            ------          ------          ------          ------        ------

Income from investment operations# -
  Net investment income (loss)          $ 0.21            $(0.43)         $ 0.43          $ 0.43          $ 0.41        $ 0.39
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         (0.06)            (0.40)           0.27            0.10            0.39         (0.65)
                                        ------            ------          ------          ------          ------        ------
      Total from investment
       operations                       $ 0.15            $ 0.03          $ 0.70          $ 0.53          $ 0.80        $(0.26)
                                        ------            ------          ------          ------          ------        ------

Less distributions declared to shareholders -
  From net investment income            $(0.22)           $(0.43)         $(0.43)         $(0.42)         $(0.40)       $(0.39)
  In excess of net investment
    income                                --               (0.01)           --              --              --           (0.01)
                                        ------            ------          ------          ------          ------        ------

      Total distributions
        declared to shareholders        $(0.22)           $(0.44)         $(0.43)         $(0.42)         $(0.40)       $(0.40)
                                        ------            ------          ------          ------          ------        ------
Net asset value - end of period         $ 5.14            $ 5.21          $ 5.62          $ 5.35          $ 5.24        $ 4.84
                                        ======            ======          ======          ======          ======        ======
Total return                              2.93%++           0.35%          13.83%          10.66%          16.98%        (4.77)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                              1.69%+            1.69%           1.70%           1.79%           1.85%         1.85%
  Net investment income                   8.24%+            7.92%           7.82%           8.13%           7.99%         7.79%
Portfolio turnover                          47%              135%            137%             87%             59%           59%
Net assets at end of period
 (000,000 omitted)                        $525              $479            $385            $301            $283          $286

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                              SIX MONTHS ENDED         -----------------------------------------------------------------------
                                 JULY 31, 1999              1999            1998            1997            1996          1995
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $ 5.22            $ 5.64          $ 5.36          $ 5.25          $ 4.85        $ 5.50
                                        ------            ------          ------          ------          ------        ------

Income from investment operations# -
  Net investment income                 $ 0.21            $ 0.42          $ 0.43          $ 0.43          $ 0.41        $ 0.41
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         (0.06)            (0.40)           0.28            0.11            0.39         (0.66)
                                        ------            ------          ------          ------          ------        ------
      Total from investment
        operations                      $ 0.15            $ 0.02          $ 0.71          $ 0.54          $ 0.80        $(0.25)
                                        ------            ------          ------          ------          ------        ------

Less distributions declared to shareholders -
  From net investment income            $(0.22)           $(0.43)         $(0.43)         $(0.43)         $(0.40)       $(0.39)
  In excess of net investment
    income                                --               (0.01)           --              --              --           (0.01)
                                        ------            ------          ------          ------          ------        ------

      Total distributions
        declared to shareholders        $(0.22)           $(0.44)         $(0.43)         $(0.43)         $(0.40)       $(0.40)
                                        ------            ------          ------          ------          ------        ------
Net asset value - end of period         $ 5.15            $ 5.22          $ 5.64          $ 5.36          $ 5.25        $ 4.85
                                        ======            ======          ======          ======          ======        ======
Total return                              2.92%++           0.35%          13.81%          10.71%          17.03%        (4.51)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                              1.69%+            1.69%           1.70%           1.72%           1.77%         1.79%
  Net investment income                   8.24%+            7.92%           7.78%           8.16%           8.02%         8.01%
Portfolio turnover                          47%              135%            137%             87%             59%           59%
Net assets at end of period
 (000,000 omitted)                        $115               $94             $60             $28             $16            $3

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED JANUARY 31,
                                                 SIX MONTHS ENDED          --------------------------------------------------------
                                                    JULY 31, 1999                1999               1998              1997*
                                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $ 5.21              $ 5.61             $ 5.35             $ 5.34
                                                           ------              ------             ------             ------

Income from investment operations# -
  Net investment income                                    $ 0.23              $ 0.49             $ 0.49             $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (0.06)              (0.40)              0.25               0.01
                                                           ------              ------             ------             ------
      Total from investment operations                     $ 0.17              $ 0.09             $ 0.74             $ 0.05
                                                           ------              ------             ------             ------

Less distributions declared to shareholders -
  From net investment income                               $(0.25)             $(0.48)            $(0.48)            $(0.04)
  In excess of net investment income                         --                 (0.01)              --                 --
                                                           ------              ------             ------             ------
      Total distributions declared to shareholders         $(0.25)             $(0.49)            $(0.48)            $(0.04)
                                                           ------              ------             ------             ------
Net asset value - end of period                            $ 5.13              $ 5.21             $ 5.61             $ 5.35
                                                           ======              ======             ======             ======
Total return                                                 3.24%++             1.55%             14.77%               .91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.69%+              0.69              %0.71              %0.59%+
  Net investment income                                      9.27%+              8.99%              8.86%              8.70%+
Portfolio turnover                                             47%                135%               137%                87%
Net assets at end of period (000,000 omitted)                 $16                  $9                 $4                 $3

  * For the period from the inception of Class I, January 2, 1997, through January 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk then investments in higher-rated securities and tend to be more sensitive to economic conditions. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At January 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $164,505,353 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2000, ($64,105,312), January 31, 2001, ($16,884,352),
January 31, 2003, ($30,373,319), January 31, 2004, ($35,661,057), and January
31, 2007, ($17,481,313).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rate:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
----------------------------------------  ------------------------------------
First $200 million                0.220%  First $22 million              3.00%
In excess of $200 million         0.187%  In excess of $22 million       2.55%

Administrator - The Fund has an administrative service agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,452 for the six months ended July 31, 1999.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $281,123 for the six months ended July 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares purchased prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum (reduced to a maximum of 0.05% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $139,894 for the six months ended July 31, 1999. Fees incurred under the distribution plan during the six months ended July 31, 1999, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17,550 and $815 for Class B and Class C shares, respectively, for the six months ending July 31, 1999. Fees incurred under the distribution plan during the six months ended July 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ending July 31, 1999, were $18,539, $541,544 and $34,768 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $799,735,330 and $639,675,103, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,471,063,002
                                                               --------------
Gross unrealized appreciation                                  $   39,679,686
Gross unrealized depreciation                                     (85,244,553)
                                                               --------------
    Net unrealized depreciation                                $  (45,564,867)
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                     SIX MONTHS ENDED JULY 31, 1999       YEAR ENDED JANUARY 31, 1999
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             34,699,667    $ 181,155,122       69,138,322    $ 367,556,417
Shares issued to shareholders
  in reinvestment of distributions       4,219,770       22,013,504        7,327,609       39,296,362
Shares reacquired                      (36,006,085)    (188,364,856)     (60,757,910)    (328,524,451)
                                     -------------    -------------    -------------    -------------
    Net increase                         2,913,352    $  14,803,770       15,708,021    $  78,328,328
                                     =============    =============    =============    =============

Class B Shares
                                     SIX MONTHS ENDED JULY 31, 1999       YEAR ENDED JANUARY 31, 1999
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------

Shares sold                             30,787,791    $ 160,939,527       64,848,309    $ 348,181,856
Shares issued to shareholders
  in reinvestment of distributions       2,219,574       11,576,803        3,523,279       18,851,542
Shares reacquired                      (22,862,461)    (119,516,687)     (45,051,012)    (242,322,297)
                                     -------------    -------------    -------------    -------------
    Net increase                        10,144,904    $  52,999,643       23,320,576    $ 124,711,101
                                     =============    =============    =============    =============

Class C Shares
                                     SIX MONTHS ENDED JULY 31, 1999       YEAR ENDED JANUARY 31, 1999
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             10,564,327    $  55,285,472       19,892,685    $ 106,915,192
Shares issued to shareholders
  in reinvestment of distributions         474,715        2,481,722          713,228        3,853,384
Shares reacquired                       (6,596,751)     (34,656,794)     (13,353,162)     (71,990,060)
                                     -------------    -------------    -------------    -------------
    Net increase                         4,442,291    $  23,110,400        7,252,751    $  38,778,516
                                     =============    =============    =============    =============

Class I Shares
                                     SIX MONTHS ENDED JULY 31, 1999       YEAR ENDED JANUARY 31, 1999
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                              1,406,716    $   7,282,910        1,073,851    $   5,962,205
Shares issued to shareholders
  in reinvestment of distributions          89,765          467,384          110,691          583,071
Shares reacquired                          (53,888)        (283,661)        (162,953)        (849,172)
                                     -------------    -------------    -------------    -------------
    Net increase                         1,442,593    $   7,466,633        1,021,589    $   5,696,104
                                     =============    =============    =============    =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended July 31, 1999, was $5,838. The Fund had no borrowings during the six months ended.

(7) Financial Instruments
At July 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $199,688 with Deutsche Bank and $72,504 with Merrill Lynch. At July 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5.0% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended July 31, 1999, is set forth below:

                                    BEGINNING     ENDING
                                        SHARE      SHARE      DIVIDEND        ENDING
AFFILIATE                              AMOUNT     AMOUNT        INCOME         VALUE
--------------------------------------------------------------------------------------
Ranger Industries, Inc.               266,768    266,768       $  --     $   275,038
Renaissance Cosmetics, Inc,             7,189      7,189          --          --
Supermarkets General Holdings Corp.   323,098    323,098          --      11,995,013
                                      -------    -------       -------   -----------
                                      597,055    597,055       $  --     $12,270,051
                                      =======    =======       =======   ===========

(9) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by the Trustees.

                                                                 DATE OF        SHARE/PAR
DESCRIPTION                                                  ACQUISITION           AMOUNT             COST          VALUE
-------------------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s, 2019                     3/13/1996        5,250,000       $5,250,000    $ 5,251,733
Atlantic Gulf Communities Corp.                                9/25/1995              690            --               561
Envirosource, Inc.                                             5/15/1991              238            7,289            357
Merrill Lynch Mortgage Investors, Inc., 8.372s, 2022           6/22/1994        4,500,000        3,119,063      4,194,844
NTL, Inc.                                                      4/08/1999        6,600,000        6,783,853      6,469,456
                                                                                                              -----------
                                                                                                              $15,916,951
                                                                                                              ===========

                       MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) HIGH INCOME FUND

TRUSTEES                                          SECRETARY
Richard B. Bailey* - Private Investor;            Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                         ASSISTANT SECRETARY
                                                  James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern Enterprises            CUSTODIAN
(diversified services company)                    State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway            INVESTOR INFORMATION
& Barnes (attorneys)                              For MFS stock and bond market
                                                  outlooks, call toll free:
William J. Poorvu - Adjunct Professor,            1-800-637-4458 anytime from a
Harvard University Graduate School of             touch-tone telephone.
Business Administration
                                                  For information on MFS mutual funds,
Charles W. Schmidt - Private Investor             call your financial consultant or, for
                                                  an information kit, call toll free:
Arnold D. Scott* - Senior Executive               1-800-637-2929 any business day from 9
Vice President, Director, and Secretary,          a.m. to 5 p.m. Eastern time (or leave
MFS Investment Management                         a message anytime).

Jeffrey L. Shames* - Chairman, Chief              INVESTOR SERVICE MFS Service Center, Inc.
Executive Officer, and Director,                  P.O. Box 2281
MFS Investment Management                         Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant          For general information, call toll free:
                                                  1-800-225-2606 any business day from
David B. Stone - Chairman and Director,           8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                             For service to speech- or
                                                  hearing-impaired, call toll free:
INVESTMENT ADVISER                                1-800-637-6576 any business day from 9
Massachusetts Financial Services Company          a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                               this service, your phone must be
Boston, MA 02116-3741                             equipped with a Telecommunications
                                                  Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                       For share prices, account balances,
500 Boylston Street                               and exchanges, call toll free:
Boston, MA 02116-3741                             1-800-MFS-TALK (1-800-637-8255)
                                                  anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                WORLD WIDE WEB
                                                  www.mfs.com
PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) HIGH                                                         ------------
INCOME FUND                                                           BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                MHI-3  9/99  82M  18/218/318/818